Exhibit 10.2

FORM OF

CONTRIBUTION AGREEMENT

BY AND AMONG

NEW FORTRESS ENERGY HOLDINGS LLC

NFE ATLANTIC HOLDINGS LLC

NEW FORTRESS ENERGY LLC

NFE SUB LLC

AND

NEW FORTRESS INTERMEDIATE LLC

DATED AS OF              , 2019

CONTRIBUTION AGREEMENT

This Contribution Agreement, dated as of              , 2019 (this “Agreement”), is entered into by and among New Fortress Energy Holdings LLC, a Delaware limited liability company (“NFE Holdings”), New Fortress Atlantic Holdings LLC, a Delaware limited liability company (“NFE Atlantic”), New Fortress Energy LLC, a Delaware limited liability company (the “Company”), NFE Sub LLC, a Delaware limited liability company (“NFE Sub”), and New Fortress Intermediate LLC, a Delaware limited liability company (“NFI”). The above named entities are sometimes referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, NFE Holdings has formed the Company under the Delaware Limited Liability Company Act (the “Delaware LLC Act”) and owns a 100% membership interest in the Company as of the date hereof;

WHEREAS, the Company has formed NFI under the Delaware LLC Act and owns a 100% membership interest in NFI as of the date hereof;

WHEREAS, the Company has formed NFE Sub under the Delaware LLC Act and owns a 100% membership interest in NFE Sub as of the date hereof;

WHEREAS, NFE Holdings owns a 100% membership interest in NFE Atlantic (the “NFE Atlantic Membership Interest”) as of the date hereof;

WHEREAS, the Company wishes to engage in an initial public offering (the “Company IPO”) of Class A shares representing limited liability company interests in the Company (the “Class A shares”), pursuant to, and as more fully described in, a registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission, Registration No. 333-228339;

WHEREAS, in connection with the Company IPO, the Company and NFI have entered into an underwriting agreement, dated as of                , 2019 (the “Underwriting Agreement”) with the underwriters named therein, pursuant to which the Company has agreed to issue and sell              Class A shares to the public at a price per share equal to $            , less underwriting discounts and commissions as set forth in the Underwriting Agreement (the “Company IPO Proceeds”);

WHEREAS, in connection with the Company IPO, the Parties desire to effect the contributions and other transactions set forth in this Agreement, which will occur on the terms and in the sequence set forth herein; and

WHEREAS, each of the Parties and the stockholders, members, partners, boards of directors or managers of the Parties, as the case may be, have taken all corporate, partnership, limited liability company or other action, as the case may be, required to be taken to approve the transactions contemplated by this Agreement.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I

CONTRIBUTIONS & DISTRIBUTIONS

The following contributions and transactions shall be completed in the order set forth below.

Section 1.1          Contribution and Assignment of NFE Atlantic Membership Interests by NFE Holdings.

Immediately prior to the Company IPO, NFE Holdings shall contribute, convey, assign, transfer and deliver the NFE Atlantic Membership Interest to NFI in exchange for the issuance by NFI to NFE Holdings of                 units representing limited liability company interests in NFI (the “NFI Units”) and the right to receive                 Class B shares representing limited liability company interests in the Company (the “Class B shares”).

Section 1.2          Distribution in Redemption of NFE Holdings’ Membership Interest in the Company.

Immediately following the Company IPO, the Company shall distribute, convey, assign, transfer and deliver $          in complete redemption of NFE Holdings’ membership interest in the Company.

Section 1.3          Contribution of Company IPO Proceeds and Class B shares.

(a)          The Company shall contribute all of the Company IPO Proceeds and contribute, convey, assign, transfer and deliver                Class B shares to NFE Sub.

(b)          NFE Sub shall in turn contribute all of the Company IPO Proceeds and contribute, convey, assign, transfer and deliver                Class B shares to NFI in exchange for the issuance by NFI to NFE Sub of                 NFI Units.

Section 1.4          Distribution of Class B shares by NFI.

NFI shall distribute, convey, assign, transfer and deliver all of the Class B shares contributed to it by NFE Sub to NFE Holdings.

ARTICLE II

MISCELLANEOUS

Section 2.1          Further Assurances.

From time to time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so and (c) more fully and effectively carry out the purposes and intent of this Agreement.

Section 2.2          Successors and Assigns.

The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 2.3          No Third Party Rights.

The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 2.4          Severability.

If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement.  Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 2.5          Entire Agreement.

This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to the subject matter of this Agreement and such instruments. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties after the date of this Agreement.

Section 2.6          Amendment or Modification.

This Agreement may be amended or modified at any time or from time to time only by a written instrument, specifically stating that such written instrument is intended to amend or modify this Agreement, signed by each of the Parties.

Section 2.7          Construction.

All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 2.8          Counterparts.

This Agreement may be executed in any number of counterparts with the same effect as if all Parties had signed the same document.  All counterparts shall be construed together and shall constitute one and the same instrument.  The delivery of an executed counterpart copy of this Agreement by facsimile or electronic transmission in PDF format shall be deemed to be the equivalent of delivery of the originally executed copy thereof.

Section 2.9          Deed; Bill of Sale; Assignment.

To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

Section 2.10          Applicable Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first written above.

NEW FORTRESS ENERGY HOLDINGS LLC

By:
Name:
Title:

NFE ATLANTIC HOLDINGS LLC

By:
Name:
Title:

NEW FORTRESS ENERGY LLC

By:
Name:
Title:

NFE SUB LLC

By:
Name:
Title:

NEW FORTRESS INTERMEDIATE LLC

By:
Name:
Title:

Signature Page
Contribution Agreement